FEG ABSOLUTE ACCESS FUND I LLC

Limited Liability Company Units

Supplement dated February 28, 2018 to

Statement of Additional Information dated July 28, 2017

as supplemented to date, (the “SAI”)

Effective February 20, 2018, Ryan Wheeler resigned as President and Secretary of the Fund. At an in-person meeting of the Board of Directors held on February 20, 2018, the Board appointed Kevin J. Conroy, the Fund’s current Vice President, as President and Secretary of the Fund. Mr. Conroy resigned as Vice President upon his appointment as President and Secretary. Accordingly:

1.	The entry for Ryan Wheeler in the table entitled “Officers” on page 18 of the SAI is deleted.

2.	The entry for Kevin J. Conroy in the table entitled “Officers” on page 18 of the SAI is deleted and replaced with the following:

OFFICERS

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Kevin J. Conroy December 14, 1977 c/o Fund Evaluation Group, LLC 201 E. Fifth St., Suite 1600, Cincinnati, OH 45202	President; Secretary	Indefinite; Since February 2018	Vice President of Hedged Strategies and Assistant Portfolio Manager since 2014, Senior Analyst of Hedged Strategies, 2012-2014, Analyst of Hedged Strategies, 2011-2012, Fund Evaluation Group, LLC.	2	None